UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of each registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Acquisition of Sundance Plant

     On May 13, 2005, Arizona Public Service Company completed its acquisition of the Sundance Plant, a 450-megawatt generating facility located approximately 55 miles southeast of Phoenix, Arizona. The Federal Energy Regulatory Commission approved the transaction on May 6, 2005. For additional information, see “Request for Proposals and Asset Purchase Agreement” in Note 5 of Notes to Condensed Consolidated Financial Statements in Pinnacle West Capital Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: May 18, 2005	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)

Dated: May 18, 2005	By:	/s/ Barbara M. Gomez

Barbara M. Gomez Vice President and Treasurer

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